SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of report
                       (Date of earliest event reported):
                                November 24, 2003

                                   Cosi, Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                   000-50052              06-1393745
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 (State or other jurisdiction      (Commission File       (I.R.S. Employer
       of incorporation)                Number)          Identification No.)

    242 West 36th Street, New York, New York                    10018
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    (Address of principal executive offices)                  (Zip Code)

               Registrant's telephone number, including area code
                                 (212) 653-1600

         (Former name or former address, if changed since last report.)

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Item 7(c). Exhibits

99.1 Management Presentation made during Annual Meeting of Stockholders, held November 24, 2003.

Item 9.     Regulation FD Disclosure.

Cosi, Inc. (the "Company") held its 2003 Annual Meeting of Stockholders on November 24, 2003 ("Annual Meeting"). The text of the script for the presentation made by William Forrest, Executive Chairman, and Kevin Armstrong, Chief Executive Officer, during the Annual Meeting is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. This presentation contains statements that constitute forward-looking statements under the federal securities laws. Forward-looking statements are statements about future events and expectations and not statements of historical fact. The words "believe," "may," "will," "should," "anticipate," "estimate," "expect," "intend," "objective," "seek," "plan," " strive," or similar words, or negatives of these words, identify forward-looking statements. We qualify any forward-looking statements entirely by these cautionary factors. Forward-looking statements are based on management's beliefs, assumptions and expectations of our future economic performance, taking into account the information currently available to management. Forward-looking statements involve risks and uncertainties that may cause our actual results, performance or financial condition to differ materially from the expectations of future results, performance or financial condition we express or imply in any forward-looking statements. Factors that could contribute to these differences include, but are not limited to: the cost of our principal food products; fluctuations in our quarterly results; labor shortages or increased labor costs; the rate of our internal growth, and our ability to generate increased revenue from existing restaurants; our ability to effectively manage our business with a reduced general and administrative staff; our ability to incorporate a franchising and area developer model into our strategy; the availability and cost of additional financing, both to fund our existing operations and to grow and open new restaurants; our ability to generate positive cash flow from operations; increased government regulation; changes in consumer preferences and demographic trends; supply and delivery shortages or interruptions; increasing competition in the fast casual dining segment of the restaurant industry; market saturation due to new restaurant openings; expansion into new markets; inadequate protection of our intellectual property; adverse weather conditions which impact customer traffic at our restaurants; and adverse economic conditions. Further information regarding factors that could affect our results and the statements made herein are included in our filings with the Securities and Exchange Commission.


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

                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Cosi, Inc.

Date:  November 24, 2003

                                         /s/ Kevin Armstrong
                                         ---------------------------------------
                                         Name: Kevin Armstrong
                                         Title: Chief Executive Officer


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


                                 EXHIBIT INDEX

Exhibit
No.         Description
-------     -----------

99.1 Management Presentation made during Annual Meeting of Stockholders, held November 24, 2003.